UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04400

T. Rowe Price Equity Income Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Equity Income Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The first six months of 2012 traced a pattern similar to that of the last couple of years, with a strong start in the first quarter followed by a weaker second quarter. Investors started the year confident about their expectations for moderate economic growth, continued good corporate earnings, and a healthy dividend environment. As we approached late spring, however, the combination of growing concerns about the eurozone’s financial instability and slowing growth in key emerging markets, such as China and India, undermined investors’ earlier optimism. As a result, stocks gave back a sizable portion of the first quarter’s gains. Nonetheless, equity returns were more than reasonable over the first half of the year, with the S&P 500 Index returning 9.49%. The results were better than the headlines suggested they might have been.

As shown in the Performance Comparison table, your fund generated a return of 8.20% for the first six months of the year compared with 9.49% for the S&P 500 Index and 6.97% for the Lipper Equity Income Funds Index of similarly managed funds. (Returns for the Advisor and R Class shares were lower reflecting their different fee structures.) We have pointed out before that in a strong up market, we may lag the broad market because of our conservative investment style, which is oriented toward higher dividend yields.

DIVIDEND DISTRIBUTION

On June 26, your Board of Trustees declared a second-quarter dividend payment of $0.14 per share, which was paid to shareholders of record on June 28. This dividend brings the total dividends so far in 2012 to $0.27 per share. You should already have received a check or statement reflecting the latest payment. (Dividends were slightly different for the Advisor and R Class shares.)

PORTFOLIO REVIEW

In what turned out to be an erratic and volatile market environment characterized by unforeseen “hazards,” we made a number of successful investments in the first half of the year, as well as a few others where we could have used a “mulligan” to improve our overall score. Among our disappointments, our holdings in the energy sector, which were among 2011’s stalwarts, gave back some of last year’s gains. Schlumberger, Anadarko Petroleum, Murphy Oil, and Petrobras declined in price. Indeed, the entire sector came under pressure as energy prices fell. In addition, a few of our consumer cyclicals weakened as concerns about the resiliency of the consumer hurt holdings such as GM and Kohl’s. In technology, we were disappointed by the performance of Hewlett-Packard and Nokia. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Fortunately, the negative impact of these challenging stocks was more than offset by several strong performers. The financials sector continued to rebound, and virtually all of our holdings, aside from Morgan Stanley and NYSE Euronext, turned in excellent results. Wells Fargo, U.S. Bancorp, American Express, and Allstate were standouts. Even JPMorgan Chase, which received so much negative publicity over its trading losses, rose by about 8%.

Media and health care names (Comcast, Walt Disney, Amgen, and Merck) contributed positively to the fund’s six-month return. We also benefited from sharp rebounds in United Continental, Monsanto, Marriott, and Ingersoll Rand. Eaton’s announced takeover of our holding, Cooper Industries, was another positive development during the period.

The Major Portfolio Changes table on page 9 highlights some of our recent investment decisions. Among our new positions are CONSOL Energy, Carnival, and United Continental. CONSOL is an asset-rich energy producer of coal and natural gas. Carnival is a well-known cruise vacation company. United Continental is an undervalued (in our opinion) company in the consolidating transportation industry. All three stocks had suffered significant price declines over the last year or so because of investor concerns about each company’s prospects. In the case of Carnival, for example, the stock fell in the wake of the tragic capsizing of one of its cruise ships off the coast of Italy. Our assessment of each stock led us to the conclusion that each of them offered a good combination of limited downside risk and good upside potential. Regarding United Continental, we’ve rarely invested in airlines throughout the fund’s history, as the industry has been a challenging sector as far as profits are concerned. This company, however, seemed sufficiently undervalued to offset the industry risk.

We also sold some stocks during the first half of the year. We eliminated a successful investment in Home Depot, a fine company in which we invested a few years ago as concerns about the economy and the housing and construction sectors precipitated a sharp decline in its stock price. Now that Home Depot’s stock price has rebounded, we decided to move on. A similar dynamic was at play in the cases of Beam and Fortune Brands Home & Security. In a move to enhance shareholder value, Fortune Brands decided to split itself into several new, focused companies. As a result, Beam emerged as the new alcoholic beverage company and Fortune Brands as the new building products business. Both stocks performed well after the breakup, and we felt we could find more undervalued investments elsewhere.

OUTLOOK

While recent headlines have done little to reassure investors, stock market returns were nonetheless healthy in the first half of 2012. The economy showed some signs of deceleration in the second quarter, but the combination of good corporate earnings and generally reasonable valuations helped stock prices advance.

As we view the landscape at midyear, it appears that investors are focused on an apparently never-ending eurozone crisis and the campaign rhetoric emanating from both major political camps in the U.S. Europe’s debt and growth challenges are likely to weigh on the global economy and financial markets for some time. As far as the November elections in the U.S. are concerned, we can only hope that both parties will eventually realize that we need serious bipartisan cooperation to deal with our looming fiscal challenges.

In the meantime, reasonable equity valuations, strong corporate balance sheets, and cautious investor sentiment—as gauged by the preference for bonds, money market funds, and other safe-haven assets—provide support for stock prices. Our challenge will be to navigate the roiling seas of the global economy and confront the headwinds we are likely to face during the second half of the year.

We see many opportunities to invest in high-quality companies selling at attractive valuation levels with good dividend yields. In fact, most of our investments yield more than Treasury bonds and pay dividends that should grow over time, unlike the interest on Treasury bonds. For this reason, we feel that the dividend-paying stocks in your fund should continue to reward our shareholders over time.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

July 19, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate – current fiscal year: A measure of the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: A valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for the company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: A valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 95.2%		
CONSUMER DISCRETIONARY 11.6%		
Automobiles 0.5%		
General Motors (1)	2,359,700	46,533
Harley-Davidson	1,425,900	65,207
		111,740
Distributors 0.5%		
Genuine Parts	1,956,000	117,849
		117,849
Hotels, Restaurants & Leisure 1.0%		
Carnival	3,500,000	119,945
Marriott, Class A	2,655,070	104,079
		224,024
Household Durables 0.9%		
Whirlpool	3,392,100	207,461
		207,461
Leisure Equipment & Products 1.3%		
Hasbro	2,350,000	79,595
Mattel	6,705,800	217,536
		297,131
Media 5.3%		
Cablevision, Class A	6,215,400	82,603
Comcast, Class A	4,408,700	140,946
Madison Square Garden (1)	2,104,875	78,806
McGraw-Hill	4,271,900	192,235
New York Times, Class A (1)	6,889,200	53,736
Time Warner	8,302,833	319,659
Walt Disney	5,906,200	286,451
WPP (GBP)	5,381,558	65,409
		1,219,845

Personal Products 0.6%		
Avon	8,832,400	143,173
		143,173
Total Consumer Staples		1,664,648
ENERGY 12.9%		
Energy Equipment & Services 1.6%		
Diamond Offshore Drilling	2,750,000	162,607
Schlumberger	3,276,400	212,671
		375,278
Oil, Gas & Consumable Fuels 11.3%		
Anadarko Petroleum	3,180,700	210,562
BP, ADR	3,265,700	132,391
Chevron	5,866,000	618,863
ConocoPhillips	1,665,100	93,046
CONSOL Energy	5,250,000	158,760
ExxonMobil	6,064,200	518,914
Hess	1,250,000	54,312
Murphy Oil	4,612,100	231,943
Petrobras, ADR	3,000,000	56,310
Royal Dutch Shell, ADR	5,819,200	392,389
Spectra Energy	3,217,000	93,486
Valero Energy	1,000,000	24,150
		2,585,126
Total Energy		2,960,404
FINANCIALS 19.7%		
Capital Markets 2.5%		
Bank of New York Mellon	5,851,000	128,430
Legg Mason	6,026,200	158,911
Morgan Stanley	3,787,623	55,261

Northern Trust	4,500,000	207,090
Och-Ziff Capital Management, Partnership	3,282,500	24,881
		574,573
Commercial Banks 5.6%		
PNC Financial Services Group	3,295,000	201,358
Regions Financial	11,010,600	74,322
SunTrust	7,265,700	176,048
U.S. Bancorp	12,242,800	393,728
Wells Fargo	13,319,600	445,407
		1,290,863
Consumer Finance 3.2%		
American Express	7,138,300	415,520
Capital One Financial	2,827,800	154,568
SLM Corporation	10,529,100	165,412
		735,500
Diversified Financial Services 3.5%		
Bank of America	27,200,986	222,504
JPMorgan Chase	14,381,200	513,840
NYSE Euronext	2,906,400	74,346
		810,690
Insurance 4.2%		
Allstate	7,818,600	274,355
Chubb	1,466,300	106,776
Lincoln National	4,735,000	103,555
Loews	2,000,000	81,820
Marsh & McLennan	7,622,600	245,676
Sun Life Financial	3,765,000	81,926
XL Group	3,000,000	63,120
		957,228

Real Estate Investment Trusts (REITs) 0.7%		
Weyerhaeuser, REIT	6,532,689	146,071
		146,071
Total Financials		4,514,925
HEALTH CARE 7.2%		
Biotechnology 0.8%		
Amgen	2,508,400	183,213
		183,213
Health Care Providers & Services 0.6%		
Quest Diagnostics	2,200,000	131,780
		131,780
Life Sciences Tools & Services 1.1%		
Thermo Fisher Scientific	5,000,000	259,550
		259,550
Pharmaceuticals 4.7%		
Bristol Myers Squibb	5,864,800	210,840
Johnson & Johnson	4,633,000	313,005
Merck	6,625,700	276,623
Pfizer	12,287,115	282,604
		1,083,072
Total Health Care		1,657,615
INDUSTRIALS & BUSINESS SERVICES 14.2%		
Aerospace & Defense 3.4%		
Boeing	2,676,900	198,894
Harris	5,289,500	221,366
Honeywell International	4,416,100	246,595

Software 1.4%		
Microsoft	10,896,200	333,315
		333,315
Total Information Technology		1,364,967
MATERIALS 5.2%		
Chemicals 2.0%		
DuPont	2,382,900	120,503
International Flavors & Fragrances	1,577,200	86,431
Monsanto	2,971,000	245,939
		452,873
Construction Materials 0.7%		
Vulcan Materials	4,288,800	170,308
		170,308
Metals & Mining 0.9%		
Nucor	5,608,900	212,578
		212,578
Paper & Forest Products 1.6%		
International Paper	8,789,636	254,108
MeadWestvaco	3,979,600	114,414
		368,522
Total Materials		1,204,281
TELECOMMUNICATION SERVICES 4.3%		
Diversified Telecommunication Services 3.9%		
AT&T	13,067,200	465,977
CenturyLink	3,486,179	137,669
Telefonica (EUR)	5,131,578	67,701

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $20,497,374)	$ 22,956,718
Receivable for investment securities sold	48,477
Receivable for shares sold	43,500
Dividends receivable	40,402
Other assets	586
Total assets	23,089,683
Liabilities	
Payable for investment securities purchased	63,168
Payable for shares redeemed	32,572
Investment management fees payable	9,730
Due to affiliates	1,653
Other liabilities	5,020
Total liabilities	112,143
NET ASSETS	**$ 22,977,540**
Net Assets Consist of:	
Undistributed net investment income	$ 7,239
Accumulated undistributed net realized loss	(797,068)
Net unrealized gain	2,459,398
Paid-in capital applicable to 931,365,959 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	21,307,971
NET ASSETS	**$ 22,977,540**
NET ASSET VALUE PER SHARE	
Investor Class	
($20,640,343,411 / 836,451,732 shares outstanding)	**$ 24.68**
Advisor Class	
($2,082,208,054 / 84,544,712 shares outstanding)	**$ 24.63**
R Class	
($254,988,693 / 10,369,515 shares outstanding)	**$ 24.59**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 237,687	$ 424,938
Net realized gain	351,280	376,462
Change in net unrealized gain (loss)	1,155,723	(1,001,045)
Increase (decrease) in net assets from operations	1,744,690	(199,645)
Distributions to shareholders		
Net investment income		
Investor Class	(224,954)	(372,884)
Advisor Class	(19,746)	(33,289)
R Class	(2,108)	(3,272)
Decrease in net assets from distributions	(246,808)	(409,445)
Capital share transactions*		
Shares sold		
Investor Class	1,788,030	4,130,351
Advisor Class	269,884	867,498
R Class	38,824	91,533
Distributions reinvested		
Investor Class	211,701	350,538
Advisor Class	19,137	32,466
R Class	2,096	3,249
Shares redeemed		
Investor Class	(2,054,869)	(3,352,016)
Advisor Class	(271,506)	(511,958)
R Class	(46,482)	(75,326)
Increase (decrease) in net assets from capital share transactions	(43,185)	1,536,335
Net Assets		
Increase during period	1,454,697	927,245
Beginning of period	21,522,843	20,595,598
End of period	**$ 22,977,540**	**$ 21,522,843**
Undistributed net investment income	7,239	16,360

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Equity Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985; the Equity Income Fund–Advisor Class (Advisor Class), offered since March 31, 2000; and the Equity Income Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $53,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2012, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,453,903,000 and $1,456,841,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2011, the fund had $1,093,832,000 of available capital loss carryforwards, which expire as follows: $1,055,183,000 in fiscal 2017 and $38,649,000 in fiscal 2018.

At June 30, 2012, the cost of investments for federal income tax purposes was $20,551,536,000. Net unrealized gain aggregated $2,405,236,000 at period-end, of which $4,817,663,000 related to appreciated investments and $2,412,427,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $73,000 for Price Associates; $2,394,000 for T. Rowe Price Services, Inc.; and $3,414,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2012, the fund was charged $253,000 for shareholder servicing costs related to the college savings plans, of which $168,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $933,000 of Spectrum Funds’ expenses, of which $610,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2012, are as follows:

NOTE 6 - LITIGATION

The fund expects to be included as a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The fund also is named as a defendant or included in a class of defendants in parallel litigation asserting state law constructive fraudulent transfer claims to recover stock redemption payments made to shareholders. The complaints allege no misconduct by the fund, and management intends to vigorously defend the lawsuits. The value of the proceeds received by the fund is $312,460,000 (1.36% of net assets) and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was at or below the median for comparable funds, the total expense ratio for the Advisor Class was below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012